                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                   FORM 8-K/A2
                                (Amendment No. 2)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 25, 1995
                                                           ------------

                              HANOVER DIRECT, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     1-12082
                           --------------------------
                            (Commission File Number)


          Delaware                                             13-0853260
  -------------------------                               --------------------
(State or other jurisdiction                                (I.R.S. Employer
      of incorporation)                                  Identification Number)

     1500 Harbor Boulevard
     Weehawken, New Jersey                                      07087
  --------------------------                                 ----------
     (Address of principal                                   (Zip Code)
      executive offices)



        Registrant's telephone number, including area code (201) 863-7300
                                                           --------------


        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)
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                                EXPLANATORY NOTE

This Form 8-K/A2 is being filed by Hanover Direct, Inc. a Delaware corporation (the "Company"), as an amendment to its Current Report on Form 8-K dated May 25, 1995, amended April 16, 1996, to amend Item 7(b) to reflect the pro forma financial adjustments TO THE CONDENSED CONSOLIDATED PROFORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1994 for ACQUISITION OF the Leichtung Workshops and the Safety Zone by the Company.


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Item 7.  Financial Statements and Exhibits.

                                      * * *

(b)      Pro Forma Financial Information

Hanover Direct, Inc. -- Pro Forma Consolidated Condensed Financial Statements (Unaudited)

Condensed Consolidated Pro Forma Statement of Operations for the year ended December 31, 1994


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                                                                       Item 7(b)


                              Hanover Direct, Inc.
             Condensed Consolidated Proforma Statement of Operations
                                    12/31/94
                                   (Unaudited)
              Dollar amounts in thousands, except per share amounts


                                    Hanover     Austad                                                  Safety
                                 Direct, Inc.  Company   Adjustments           Adjusted   Leichtung      Zone       Adjusted
                                 -----------   --------  -------------------------------  ---------     ------      --------
Net Sales                            768,888     39,198                          808,082    26,517       14,183        848,782
Cost of Sales                        486,477     24,689      (76)       (c)      514,897     9,512        6,874        531,283
                                  ----------     ------                       ----------    ------       ------     ----------
                                                           3,807        (b)
Gross Profits                        282,407     14,509   (3,731)                293,183    17,005        7,309        317,499
                                                                                                                    ----------
Selling, General &                   266,432     15,180      148        (a)      277,953    16,840        7,591        302,384
                                  ----------     ------                       ----------    ------       ------     ----------
Administrative                                            (3,807)       (b)
Operating income (loss)               15,975       (671)     (72)                 15,232       165         (282)        15,115
                                  ----------     ------                       ----------    ------       ------     ----------
Other (income) expense
Interest                               2,813      1,109      240        (d)        4,162     1,311           79          5,552
Other (income) expense, net            1,833          7        0        (e)        1,840    (2,005)          (6)          (171)
                                  ----------     ------                       ----------    ------       ------     ----------
Income (loss) before taxes            11,329     (1,787)    (312)                  9,230       859         (355)         9,734
Income tax (benefit) expense          (3,509)         0        0                  (3,509)      152            0         (3,357)
                                  ----------     ------                       ----------    ------       ------     ----------
Net Income                            14,838     (1,787)    (312)                 12,739       707         (355)         3,091
Preferred Stock Dividends                135          0        0                     135         0            0            135
                                  ----------     ------                       ----------    ------       ------     ----------
Net income (loss) applicable to       14,703     (1,787)    (312)                 12,604       707         (355)        12,956
common                            ----------     ------                       ----------    ------       ------     ----------


EPS                                     0.16                                        0.14                                  0.14

Average Shares Outstanding        93,285,190                                  93,285,190                            93,285,190

a) Reflects the revised depreciation of property and equipment and amortization of goodwill and intangible assets.

b) Reflects the reclassification of certain Austad expenses to conform to Hanover's method of presentation.

c) Reflects the cost savings to Austad from the reduced telecommunication rate under Hanover's contract.

d) Reflects increased interest expense from the $4,400 of incremental Hanover borrowings, partially offset by reduced interest expense from the reduction of Austad's short term borrowings.

e) Due to the debit balance in the minority interest account, there is no minority interest impact on the statement of operations.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              HANOVER DIRECT, INC.
                                              -------------------------------
                                                       (Registrant)

July 12, 1996                                 By:    /s/ Wayne P. Garten
                                              -------------------------------
                                              Name: Wayne P. Garten
                                              Title: Executive Vice
                                                        President & Chief
                                                        Financial Officer


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